                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):    July 30, 1996
                                                            -------------



                          BENCHMARK ELECTRONICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Texas                       1-10560               74-2211011
   ------------------------          --------------        ------------------
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)





         3000 Technology Drive, Angleton, Texas                    77515
         --------------------------------------               ---------------
           (Address of principal executive offices)              (Zip code)




         Registrant's telephone number, including area code:  (409) 849-6550
                                                              --------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         General

         On July 30, 1996, Benchmark Electronics, Inc. ("Benchmark") completed it previously announced acquisition of EMD Technologies, Inc. ("EMD") by means of the merger (the "Merger") of EMD with and into Electronics Acquisition, Inc., a wholly owned subsidiary of Benchmark ("EAI"), pursuant to the terms of an Agreement and Plan of Merger dated as of March 27, 1996 by and among Benchmark, EMD, EAI, David H. Arnold and Daniel M. Rukavina, as amended (the "Merger Agreement"). In the Merger, the former shareholders of EMD received approximately $30.4 million in cash and 675,000 shares of Benchmark's Common Stock, par value $.10 per share, determined as provided in the Merger Agreement. EMD's operating subsidiaries provided electronic design and manufacturing services for major original equipment manufacturers in the commercial electronics industry. Such subsidiaries are now being operated as indirect wholly owned subsidiaries of Benchmark.

         The Merger and the Merger Agreement are described more completely in the Information Statement of EMD/Prospectus of Benchmark dated June 27 1996 (the "Information Statement/Prospectus") filed with the Securities and Exchange Commission (the "Commission") as part of Benchmark's Registration Statement on Form S-4 (Registration No. 333-4230) filed with the Commission on April 30, 1996, as amended by Amendment No. 1 thereto, filed with the Commission on June 17, 1996, and Amendment No. 2 thereto, filed with the Commission on June 27, 1996 (the "Registration Statement"). The relevant information included under the captions "The Merger" and "Information About EMD" in the Information Statement/Prospectus is incorporated herein by reference.

         Financing of the Cash Portion of the Merger Consideration

         Senior Note. To finance a portion of the cash consideration for the Merger, on July 30, 1996, Benchmark issued a $30 million 8.02% Senior Note due 2006 (the "Senior Note") to Northwestern Mutual Life Insurance Company (the "Purchaser") under the Note Purchase Agreement dated as of July 30, 1996 ("Note Purchase Agreement") between Benchmark and the Purchaser. Capitalized terms used in this description of the Senior Note have the meanings ascribed to those terms in the Note Purchase Agreement, a copy of which is filed an exhibit hereto. The Senior Note is unsecured and guaranteed by each of Benchmark's United States subsidiaries. Upon the formation of any new non-foreign controlled subsidiary, the new subsidiary is required to guarantee the Senior Note.

         Interest at 8.02% per annum on the Senior Note is payable semi-annually on each January 31 and July 31. Principal is payable in annual installments of $5 million beginning July 31, 2001 with a final installment of the unpaid principal amount of the Senior Note due July 31, 2006. Upon any prepayment of all or a portion of the Senior Note, Benchmark is obligated to pay the Purchaser





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the Make-Whole Premium on the amount prepaid.  Upon the occurrence of a Change in Control, Benchmark must offer to repurchase the Senior Note at par plus the Make-Whole Premium.

         The Note Purchase Agreement includes customary affirmative and negative covenants, including limitations on dividends and investments, asset dispositions, and additional liens. The financial covenants include (i) a minimum Fixed Charge Coverage Ratio; (ii) a minimum Interest Coverage Ratio;
(iii) a maximum Indebtedness Ratio; and (iv) a minimum Tangible Net Worth requirement. Benchmark must meet the Fixed Charge Coverage Ratio and the Interest Coverage Ratio on a pro forma basis before incurring any additional debt (other than $35 million of revolving credit debt).

         Under Note Purchase Agreement, the Purchaser may accelerate the outstanding principal amount of the Senior Note upon the occurrence of certain customary events of default, including: (i) failure to pay principal when due or interest within five business days of when due; (ii) breach of representations and warranties in any material respect; (iii) breach of covenants in the Note Purchase Agreement after, in some instances, certain grace periods; (iv) payment defaults or acceleration of other indebtedness of Benchmark or any of its subsidiaries with an aggregate principal amount of $500,000 or more; (v) failure to stay a judgment in excess of $500,000 pending appeal for more than 60 days or suffering a final judgment in excess of $10 million (exclusive of amounts which are insured); or (vi) certain events of bankruptcy or insolvency of Benchmark or any of its Subsidiaries.

         Revolving Credit Facility. To finance a portion of the cash consideration for the Merger, refinance existing revolving credit debt of Benchmark and EMD and provide for future working capital needs, Benchmark on July 30, 1996, obtained a $35 million revolving credit facility ("Revolving Credit Facility") from Texas Commerce Bank National Association ("Bank") pursuant to the terms of the Credit Agreement dated as of July 30, 1996 ("Credit Agreement") between Benchmark and the Bank. Capitalized terms used in this description of the Revolving Credit Facility have the meanings ascribed to those terms in the Credit Agreement, a copy of which is filed as an exhibit hereto.

          The Revolving Credit Facility is unsecured and guaranteed by each of Benchmark's United States subsidiaries. Upon the formation of any new subsidiary, the new subsidiary is required to guarantee the Revolving Credit Facility.

         The Revolving Credit Facility terminates, and the outstanding principal amount is due, on July 31, 2000, and the commitment reduces to $20 million on July 31, 1999. The outstanding amount of the Revolving Credit Facility may not exceed the Borrowing Base, which consists of 80% of Eligible Receivables and 25% of Eligible Inventory. Benchmark may prepay the Revolving Credit Facility at any time upon proper notice to the Bank.





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         Interest on the Revolving Credit Facility accrues, at Benchmark's option, at either the Bank's Fixed Eurodollar Rate plus from .625% to 1.75% per annum or the Bank's prime rate. The margin on the Fixed Eurodollar Rate fluctuates with Benchmark's ratio of Funded Debt to EBITDA. Interest is payable quarterly. A commitment fee of 1/4% per annum on the unused portion of the Revolving Credit Facility is payable quarterly in arrears.

         The Credit Agreement includes customary affirmative and negative covenants. The financial covenants include (i) a minimum ratio of current assets minus inventory to current liabilities (excluding current maturities on the Revolving Credit Facility); (ii) a maximum Fixed Charge Coverage Ratio;
(iii) a minimum Tangible Net Worth requirement; and (iv) a maximum ratio of Funded Debt to EBITDA. The Credit Agreement also limits investments, dividends, capital expenditures, asset dispositions, and additional debt and liens.

         Under the Credit Agreement, the Bank may accelerate the outstanding principal amount of the Revolving Credit Facility upon the occurrence of certain customary events of default, including: (i) failure to pay principal when due and interest and other amounts within five business days of when due;
(ii) breach of representations and warranties in any material respect; (iii) breach of covenants in the Credit Agreement after, in some instances, certain grace periods; (iv) defaults of other indebtedness of Benchmark or any of its subsidiaries with an aggregate principal amount of $1,000,000 or more; (v) failure to stay a judgment in excess of $500,000 pending appeal for more than 30 days; (vi) certain events of bankruptcy or insolvency of Benchmark or any of its Subsidiaries; or (vii) the occurrence of a Change in Control. As used in the Credit Agreement, a Change in Control would occur if any person (as such term is used in section 13(d) and section 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") as in effect on the Closing Date) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing Date) become the "beneficial owners" (as such term is used in Rule 13d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the total voting power of all outstanding Voting Stock of Benchmark.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of EMD.

                 The audited consolidated financial statements of EMD for the years ended December 31, 1995, 1994 and 1993, including the notes thereto, and the unaudited consolidated financial statements of EMD for the three months ended March 31, 1996 and 1995, including the notes thereto, are incorporated herein by reference to the Information Statement/Prospectus.





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         (b)     Pro Forma Financial Information.

                 The unaudited pro forma condensed combined financial information included in the Information Statement/Prospectus is incorporated herein by reference.

         (c)     Exhibits.

                 The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit
Number                    Description
- ------                    -----------
   2.1                    Agreement and Plan of Merger dated as of March 27, 1996 by and among Benchmark
                          Electronics, Inc., Electronics Acquisition, Inc., EMD Technologies, Inc., David H.
                          Arnold and Daniel M. Rukavina (incorporated herein by reference to Exhibit 2 to
                          Benchmark's Annual Report on Form 10-K for the fiscal year ended December 31, 1995).

   2.2                    Amendment No. 1 to Agreement and Plan of Merger dated as of April 5, 1996 by and among
                          Benchmark Electronics, Inc., Electronics Acquisition, Inc., EMD Technologies, Inc.,
                          David H. Arnold and Daniel M. Rukavina (incorporated herein by reference to Exhibit
                          2.2 to the Registration Statement).

    20                    Information Statement of EMD Technologies, Inc./Prospectus of Benchmark Electronics,
                          Inc. dated June 27, 1996 (incorporated herein by reference to the Registration
                          Statement).

    23                    Consent of KPMG Peat Marwick LLP.

   99.1                   Note Purchase Agreement dated as of July 30, 1996 by and between Benchmark
                          Electronics, Inc. and Northwestern Mutual Life Insurance Company.

   99.2                   Credit Agreement dated as of July 30, 1996 by and between Benchmark Electronics, Inc.
                          and Texas Commerce Bank National Association.





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                               S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BENCHMARK ELECTRONICS, INC.



Dated: August 14, 1996                    By:  /s/ DONALD E. NIGBOR
                                               -------------------------------
                                               Donald E. Nigbor
                                               President





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                                 EXHIBIT INDEX

Exhibit
Number                    Description
- ------                    -----------
   2.1                    Agreement and Plan of Merger dated as of March 27, 1996 by and among Benchmark
                          Electronics, Inc., Electronics Acquisition, Inc., EMD Technologies, Inc., David H.
                          Arnold and Daniel M. Rukavina (incorporated herein by reference to Exhibit 2 to
                          Benchmark's Annual Report on Form 10-K for the fiscal year ended December 31, 1995).

   2.2                    Amendment No. 1 to Agreement and Plan of Merger dated as of April 5, 1996 by and among
                          Benchmark Electronics, Inc., Electronics Acquisition, Inc., EMD Technologies, Inc.,
                          David H. Arnold and Daniel M. Rukavina (incorporated herein by reference to Exhibit
                          2.2 to the Registration Statement).

    20                    Information Statement of EMD Technologies, Inc./Prospectus of Benchmark Electronics, Inc.
                          dated June 27, 1996 (incorporated herein by reference to the Registration
                          Statement).

    23                    Consent of KPMG Peat Marwick LLP.

   99.1                   Note Purchase Agreement dated as of July 30, 1996 by and between Benchmark
                          Electronics, Inc. and Northwestern Mutual Life Insurance Company.

   99.2                   Credit Agreement dated as of July 30, 1996 by and between Benchmark Electronics, Inc.
                          and Texas Commerce Bank National Association.





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